______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2003





                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-83986              13-3291626
----------------------------        --------------         ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)
Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                            10036
------------------------                                      --------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 761-4000
                                                    ---- --------
______________________________________________________________________________


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Item 5.  Other Events.
------   -----------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-HYB1, MORGAN STANLEY & CO. INCORPORATED ("Morgan Stanley"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Morgan Stanley with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 28, 2003.


-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 25, 2003 and the prospectus supplement dated February 25, 2003, of Morgan Stanley Dean Witter Capital I Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-HYB1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Computational Materials filed on Form SE dated February 28, 2003

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY DEAN WITTER CAPITAL
                                            I INC.




                                            By:  /s/ Sanjeev Khanna
                                                 -----------------------------
                                                 Name:   Sanjeev Khanna
                                                 Title:  Vice President



Dated:  February 28, 2003

Exhibit Index


Exhibit               Description                                        Page

99.1                  Computational Materials filed on Form SE             6
                      dated February 28, 2003

                                 Exhibit 99.1


       Computational Materials filed on Form SE dated February 28, 2003.